TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Statement of Additional of Information

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Effective September 6, 2013, the following replaces the information in the Statement of Additional Information - Appendix B – Portfolio Managers for the portfolio listed below:

Transamerica ING Mid Cap Opportunities VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Jeffrey Bianchi, CFA	6	$6.55 billion	4	$499.46 million	37	$3.25 billion
Michael Pytosh	2	$10.69 billion	5	$555.38 million	17	$3.12 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jeffrey Bianchi, CFA	0	$0	0	$0	1	$600.35 million
Michael Pytosh	0	$0	0	$0	1	$600.35 million

Ownership of Securities

As of September 6, 2013, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).

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Effective October 1, 2013, the following replaces the information in the Statement of Additional Information - Appendix B – Portfolio Managers for the portfolio listed below:

Transamerica ProFund UltraBear VP

As of May 31, 2013	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Michael Neches, CFA	0	$0	10	$1,582,625,657	0	$0
Rachel Ames	0	$0	0	$0	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Michael Neches, CFA	0	$0	0	$0	0	$0
Rachel Ames	0	$0	0	$0	0	$0

Ownership of Securities

As of September 26, 2013, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).

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Investors Should Retain this Supplement for Future Reference

September 27, 2013